UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934


                                January 22, 1998
                Date of Report (Date of earliest event reported)


                           SA TELECOMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                         0-18048                        75-2258519
(State of                      (Commission                    (IRS Employer
Incorporation)                 File Number)                 Identification No.)

                        1600 Promenade Center, 15th Floor
                              Richardson, TX 75080
                     (Address of Principal Executive Office)

                                 (972) 690-5888
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     As previously reported, SA Telecommunications, Inc. and its subsidiaries (collectively, the "Company") filed petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Cases No. 97-2395 through 97-2401). Since that date, the Company has continued as a debtor-in-possession pursuant to the Bankruptcy Code.

     On January 22, 1998, the Company filed its initial disclosure (the "Initial Report") and Monthly Operating Report for the period of November 20 through November 30, 1997 (the "November MOR") with the Office of the United States Trustee (the "Trustee"). On January 23, 1998, the Company filed the Initial Report and the November MOR with the Bankruptcy Court.

     A copy of the cover sheet to the Initial Report (the "Cover Sheet") is attached hereto as Exhibit 99.1 and incorporated herein by reference.(1)

     A copy of the November MOR is attached hereto as Exhibit 99.2 and incorporated herein by reference.(2)

(1)  Items 2 and 3  listed  on the  Cover  Sheet  are also  attached  as part of
     Exhibit 99.1. Items 1 and 4-8 (inclusive), as well as any attachments or exhibits referenced in Items 2 and 3, are not attached hereto, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Company agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.

(2) The attachments and exhibits referenced in the November MOR are not attached as part of Exhibit 99.2, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Company agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

               99.1 Cover sheet for Office of United  States  Trustee - Region 3
                    Initial Reporting Requirements for All Chapter 11 Debtors.

               99.2 Monthly  Operating  Report of the  Company for the period of
                    November 20 through November 30, 1997.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SA TELECOMMUNICATIONS, INC.

DATE:  January 30, 1998                         BY:  /s/ Albert B. Gordon, Jr.
                                                     -------------------------
                                                     Albert B. Gordon, Jr.
                                                     Chief Executive Officer